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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Anthony E. Altig, Chief Financial Officer of Maxim Pharmaceuticals, Inc. (the "Company"), hereby certifies that to the best of his knowledge:

1.
The Company's Quarterly Report on Form 10Q for the period ended December 31, 2002, and to which this Certification is attached as Exhibit 99.2 (the "Periodic Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, the undersigned has set his hands hereto as of the 12th day of February, 2003.

/s/ ANTHONY E. ALTIG Anthony E. Altig, Chief Financial Officer

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  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002